Premises And Equipment	12 Months Ended
Dec. 31, 2011
Premises And Equipment [Abstract]
Premises And Equipment

4. Premises and Equipment

Premises and equipment at December 31, 2011 and 2010 consisted of the following:

	December 31,
	2011	2010
	(Dollars in Thousands)
Land	$2,552	$2,552
Buildings and improvements	15,736	15,756
Equipment and fixtures	6,354	6,395
Total	24,642	24,703
Less accumulated depreciation	12,139	11,633
NET PREMISES AND EQUIPMENT	$12,503	$13,070

Depreciation charged to operating expense amounted to $800,000 in 2011 and $867,000 in 2010.

Certain premises and equipment are utilized under long-term operating leases. The aggregate minimum annual rental commitments under those leases total approximately $144,000 in 2012, $142,000 in 2013, $128,000 in 2014, $77,000 in 2015 and $50,000 in 2016. Total net rent expense included in the accompanying consolidated financial statements was $129,000 in 2011 and $91,000 in 2010.